Exhibit 10.1

INFORMATION IN THIS EXHIBIT IDENTIFIED BY [***] IS CONFIDENTIAL AND HAS BEEN EXCLUDED PURSUANT TO ITEM 601(b)(10)(iv) OF REGULATION S-K BECAUSE IT IS MATERIAL AND CONFIDENTIAL.

Deed of Amendment (No.2) to Agreement for Lease
Atlassian HQ
—
Dexus Property Services Pty Limited
(Developer)
Vertical First Pty Ltd as trustee for the Vertical First Trust
(Landlord)
Atlassian Pty Ltd
(Tenant)
Dexus Funds Management Limited as responsible entity for Dexus Property Trust
(Financial Guarantor)
Dexus Funds Management Limited as responsible entity for Dexus Operations Trust
(Performance Guarantor)
Atlassian Corporation
(Atlassian Guarantor)
—

Deed of Amendment (No.2) to Agreement for Lease
Atlassian HQ

~*~

Deed of Amendment (No.2) to Agreement for Lease	Page 2

Details

Date	28 August 2023
Parties

Name	Dexus Property Services Pty Limited (ABN 66 080 918 252)
Short form name	Developer
Notice details	Address: Level 25, Australia Square, 264-278 George Street, Sydney NSW 2000
Attention: General Counsel
E-mail address: ###

Name	Vertical First Pty Ltd (ABN 50 636 939 985) in its capacity as trustee of the Vertical First Trust (ABN 47 915 597 236)
Short form name	Landlord
Notice details	Address: Level 6/341 George Street, Sydney NSW 2000
Attention: ###
E-mail address: to both ### and ###

Name	Atlassian Pty Ltd (ACN 102 443 916)
Short form name	Tenant
Notice details	Address: Level 6/341 George Street, Sydney NSW 2000
Attention: ###
E-mail address: to both ### and ###

Name	Dexus Funds Management Limited (ABN 24 060 920 783) as responsible entity for Dexus Property Trust (ABN 24 595 854 202)
Short form name	Financial Guarantor
Notice details	Address: Level 25, Australia Square, 264-278 George Street, Sydney NSW 2000
Attention: General Counsel
E-mail address: ###

Deed of Amendment (No.2) to Agreement for Lease	Page 3

Name	Dexus Funds Management Limited (ABN 24 060 920 783) as responsible entity for Dexus Operations Trust (ABN 69 645 176 383)
Short form name	Performance Guarantor
Notice details	Address: Level 25, Australia Square, 264-278 George Street, Sydney NSW 2000
Attention: General Counsel
E-mail address: ###

Name	Atlassian Corporation, a Delaware corporation
Short form name	Atlassian Guarantor
Notice details	Address: c/o Atlassian Inc, 350 Bush Street, 13th Floor, San Francisco, CA 94014
Attention: General Counsel
E-mail address: ###

Background
AThe Developer, Landlord, Tenant, Financial Guarantor, Performance Guarantor and Atlassian Guarantor are Parties to the Atlassian AFL.
BThe Parties have agreed to vary the Atlassian AFL on the terms of this deed.

Deed of Amendment (No.2) to Agreement for Lease	Page 4

Agreed terms
1.Defined terms & interpretation
1.1Defined terms
In this deed:
Atlassian AFL means the agreement between the Developer, Landlord, Tenant, Financial Guarantor, Performance Guarantor and Atlassian Guarantor titled 'Agreement for Lease Atlassian HQ' dated 23 March 2022 as amended by way of Deed of Amendment (No.1) and from the Effective Date means the Atlassian AFL as amended by this deed.
Deed of Amendment (No.1) means the document entitled 'Deed of Amendment (No.1) to Agreement for Lease' between the Developer, the Landlord, the Tenant, the Financial Guarantor, the Performance Guarantor and the Atlassian Guarantor dated 30 April 2022.
Effective Date means the date of this deed.
1.2Interpretation
In this deed, except where the context otherwise requires:
(a)words which begin with a capital letter and are not defined in this deed but are defined in the Atlassian AFL have the same meaning in this deed as in the Atlassian AFL;
(b)a reference to this deed or another instrument includes any variation or replacement of any of them;
(c)a reference to a statute, ordinance, code or other law includes regulations and other instruments under it and consolidations, amendments, re-enactments or replacements of any of them;
(d)the singular includes the plural and vice versa;
(e)the word “person” includes a firm, a body corporate, an unincorporated association or an Authority;
(f)a reference to a person includes a reference to the person’s executors, administrators, successors, substitutes (including, without limitation, persons taking by novation) and permitted assigns;
(g)an agreement, representation or warranty in favour of two or more persons is for the benefit of them jointly and severally;
(h)an agreement, representation or warranty on the part of two or more persons binds them jointly and severally;
(i)“include” (in any form) when introducing a list of items does not limit the meaning of the words to which the list relates to those items or to items of a similar kind;
(j)a reference to any body corporate, unincorporated association, institute or any other body includes any body, association or institute which succeeds any of the same;
(k)a reference to any thing (including, without limitation, any amount) is a reference to the whole and each part of it and a reference to a group of persons is a reference to all of them collectively, to any two or more of them collectively and to each of them individually;
(l)communications between the Parties must be in English;
(m)in the construction and interpretation of the deed no rule of construction applies to the disadvantage of a Party on the basis that that Party put forward the deed or any part of it; and
(n)a reference to:
(i)days mean calendar days; and

Deed of Amendment (No.2) to Agreement for Lease	Page 5

(ii)time is a reference to time in New South Wales, Australia.
1.3Headings
Headings are for ease of reference only and do not affect interpretation.
2.Amendments to the Atlassian AFL
2.1    Amendments
On and from the Effective Date, the Atlassian AFL is amended as set out in Schedule 1 of this deed.
2.2    Confirmation of Atlassian AFL
The Parties agree that on and from the Effective Date, they are bound by and will comply with the provisions of the Atlassian AFL amended as set out in Schedule 1 of this deed.
2.3    Continued force and effect of Atlassian AFL
Nothing in this deed:
(a)prejudices or adversely affects any right, power, authority, discretion or remedy which arose under or in connection with the Atlassian AFL before the date of this deed; or
(b)discharges, releases or otherwise affects any liability or obligation which arise under or in connection with the Atlassian AFL before the date of this deed.
2.4    Dispute Resolution
The Parties acknowledge and agree that, in the event of any Dispute under this deed, the Parties must comply with the Dispute resolution procedures (contained at clause 29 of the Atlassian AFL).
3.Confidentiality and publicity
3.1    Confidentiality of this deed
(a)Subject to clause 3.1(b), each Party must keep the terms of this deed confidential.
(b)The Developer, Landlord or the Tenant may only make any disclosure in relation to this deed:
(i)with the consent of the other two relevant Parties;
(ii)to a professional adviser, financial adviser, insurer, rating agency, financier, auditor, prospective assignee or assignee or prospective investors or investors if that person is obliged to keep the information disclosed confidential;
(iii)to the extent required to comply with any Law or a requirement of a regulatory body (including any relevant stock exchange);
(iv)to any of its employees or officers to whom it is necessary to disclose the information;
(v)in connection with any legal or arbitral proceedings under or in relation to this deed;
(vi)to obtain the consent of a third Party to a term of, or to an act under, this deed;
(vii)to a Related Body Corporate, as long as it advises that Related Body Corporate of the confidential nature of the terms of this deed;
(viii)if the information disclosed has come into the public domain through no fault of the disclosing Party (or its employees, officers or related bodies corporate) making the disclosure;
(ix)to the Builder, provided the Tenant approves the form of any information given to the Builder and provided the Builder is obliged to keep the information disclosed confidential, other than:

Deed of Amendment (No.2) to Agreement for Lease	Page 6

(A)where the Builder is required to disclose the information by Law; or
(B)where the disclosure of information by the Builder is reasonably necessary for the Builder to perform the Works, provided the person to whom the Builder discloses the information agrees to be bound by the same confidentiality obligations as described in this clause 3.1(b)(ix); or
(x)to any potential purchaser, financier or mortgagee of the Landlord, Tenant or the Developer.
3.2    Publicity
(a)The Developer, Landlord or the Tenant may only make press or other announcements or releases relating to this deed and the transactions the subject of this deed with the approval of the other relevant Parties to the form and manner of the announcement or release, unless and to the extent that the announcement or release is required to be made by:
(i)the relevant Party by Law or by a regulator; or
(ii)the Developer under a Project Document,
in which case the approval of the other relevant Parties is not required.
(b)The Atlassian Guarantor and the Guarantors may only make press or other announcements or releases relating to this deed and the transactions the subject of this deed to the extent that the announcement or release is required to be made by the relevant Party by Law or by a regulator.
4.Notices
(a)In this deed, reference to notice means notice in writing, and is addressed to the Party to whom it is being given.
(b)A notice, consent or other communication that complies with this clause is regarded as given and received:
(i)if by delivery in person, when delivered to the addressee;
(ii)if by express post, 3 Business Days from and including the date of postage; or
(iii)if by email, when the email (including any attachment) comes to the attention of the recipient or a person acting on its behalf.
(c)A Party’s address and email address are those set out below that Party’s name in the relevant item in the details section of this deed, or as the person notifies the sender in writing.
(d)Any notice or other writing served by the Developer is valid and effective if signed by the Developer or solicitor of the Developer.
(e)If any notice or other writing is served on a day which is not a Business Day or is after 5.00 pm it is deemed to be served on the next Business Day.
5.Landlord Trustee Limitation of Liability
(a)The Landlord enters into this deed solely in its capacity as trustee of the Trust and in no other capacity.
(b)A liability arising under or in connection with this deed can be enforced against the Landlord only to the extent to which it can be satisfied out of the property of the Trust out of which the Landlord is actually indemnified for their liability.
(c)The limitation of the Landlord’s liability contained in this clause 5 applies notwithstanding any other provisions of this deed and extends to all liabilities and obligations of the Landlord in connection with this deed.

Deed of Amendment (No.2) to Agreement for Lease	Page 7

(d)The Parties other than the Landlord may not sue the Landlord in any capacity other than as trustee of the Trust, including seeking the appointment to the Landlord of a receiver (except in relation to the property of Trust), a liquidator, administrator or any other similar person.
(e)The provisions of this clause 5 will not apply to any liability or obligation of the Landlord to the extent there is a reduction in the extent of its indemnification out of the assets of the Trust as a result of the operation of the law or the application of any provisions of the Trust’s constitution or as a result of the Landlord’s fraud, negligence, breach of trust or breach of duty or to the extent that the Landlord fails to exercise any right of indemnity it has out of the assets of the Trust in relation to the relevant liability.
6.Performance Guarantor Limitation of Liability
6.1    Trustee
The Performance Guarantor enters into this deed in its capacity as trustee of the Dexus Operations Trust.
6.2    Limitation of Performance Guarantor's liability
The Parties acknowledge and agree that:
(a)the Performance Guarantor enters into this deed in the capacity stated in clause 6.1 and in no other capacity;
(b)except in the case of any liability of the Performance Guarantor under or in respect of this deed resulting from the Performance Guarantor's own fraud, negligence or breach of trust, the recourse for any person to the Performance Guarantor in respect of any obligations and liabilities of the Performance Guarantor under or in respect of this deed is limited to the Performance Guarantor's ability to be indemnified from the assets of the Dexus Operations Trust; and
(c)if any Party (other than the Performance Guarantor) does not recover the full amount of any money owing to it arising from non-performance by the Performance Guarantor of any of its obligations, or non-payment by the Performance Guarantor of any of its liabilities, under or in respect of this deed by enforcing the rights referred to in clause 6.2(b), that Party may not (except in the case of fraud, negligence or breach of trust by the Performance Guarantor) seek to recover the shortfall by:
(i)bringing proceedings against the Performance Guarantor in its personal capacity; or
(ii)applying to have the Performance Guarantor wound up.
6.3    Override
This clause 6 applies despite any other provision of this deed or any principle of equity or law to the contrary.
7.Financial Guarantor's Limitation of Liability
7.1    Trustee
The Financial Guarantor enters into this deed in its capacity as responsible entity of the Dexus Property Trust.
7.2    Limitation of Financial Guarantor's liability
The Parties acknowledge and agree that:
(a)the Financial Guarantor enters into this deed in the capacity stated in clause 7.1 and in no other capacity;

Deed of Amendment (No.2) to Agreement for Lease	Page 8

(b)except in the case of any liability of the Financial Guarantor under or in respect of this deed resulting from the Financial Guarantor's own fraud, negligence or breach of trust, the recourse for any person to the Financial Guarantor in respect of any obligations and liabilities of the Financial Guarantor under or in respect of this deed is limited to the Financial Guarantor's ability to be indemnified from the assets of the Dexus Property Trust; and
(c)if any Party (other than the Financial Guarantor) does not recover the full amount of any money owing to it arising from non-performance by the Financial Guarantor of any of its obligations, or non-payment by the Financial Guarantor of any of its liabilities, under or in respect of this deed by enforcing the rights referred to in clause 7.2(b), that Party may not (except in the case of fraud, negligence or breach of trust by the Financial Guarantor) seek to recover the shortfall by:
(i)bringing proceedings against the Financial Guarantor in its personal capacity; or
(ii)applying to have the Financial Guarantor wound up.
7.3    Override
This clause 7 applies despite any other provision of this deed or any principle of equity or law to the contrary.
8.Landlord Warranties
8.1    Warranties given in both capacities
Despite any other provision in this deed, the Landlord gives the warranties in clause 5 in its own personal capacity and in its capacity as trustee of the Trust.
8.2    Warranties
The Landlord represents and warrants in respect of the Trust that:
(a)it is the only trustee of the Trust and no action has been taken or proposed to remove it as trustee of the Trust;
(b)it has the power and authority under the terms of the Trust to enter into and perform this deed;
(c)the entry into and performance of this deed is for the benefit of the beneficiaries of the Trust, whose consents (if necessary) have been obtained; and
(d)to the best of the Landlord’s knowledge, its right to be indemnified out of the assets of the Trust has not been reduced by the acts or omissions of the Landlord.
8.3    Landlord's Obligations
To the extent to which it is in the Landlord’s reasonable control or discretion, the Landlord agrees to ensure that until all its obligations under this deed are discharged:
(a)it does not resign and no additional trustee is appointed to the Trust;
(b)the Trust is not terminated;
(c)the terms of the Trust are not varied;
(d)the property of the Trust is not vested or distributed; and
(e)the Trust funds are not resettled,
in a manner which results in the assets of the Trust not being sufficient to satisfy the Landlord’s obligations and liabilities under this deed without the prior consent of the Tenant. That consent may not be unreasonably withheld if a person reasonably satisfactory to the Tenant covenants with the Tenant before the relevant event, in a form and substance reasonably required by the Tenant, to perform and satisfy all outstanding obligations and liabilities of the Landlord under this deed which remain outstanding and to provide all representations and warranties provided by the Landlord under this deed.

Deed of Amendment (No.2) to Agreement for Lease	Page 9

9.Assignment
9.1    No Party to assign
Subject to clause 9.3, no Party may seek to assign, novate or otherwise transfer its rights or obligations under this deed prior to the Date of Practical Completion without the prior written consent of the other Parties (which may be granted or withheld in their absolute discretion).
9.2    Change of Control
(a)Subject to clause 9.2(b) and 9.3, no Change of Control with respect to a Party can occur (and no Party shall permit a Change of Control to occur with respect to that Party) prior to the Date of Practical Completion without the prior written consent of the other Parties (which may be granted or withheld in their absolute discretion).
(b)Clause 9.2(a) does not apply to a Change of Control of the Landlord that arises from a transaction or dealing which is permitted or approved under the Unitholders' Agreement that occurs in accordance with the Unitholders' Agreement or which arises from a transaction or dealing that does not breach clause 8.6 of the Unitholders' Agreement.
9.3    Assignment or Change of Control approved under the Atlassian AFL
If a Party has obtained consent to or otherwise effects a transfer of its rights or obligations under the Atlassian AFL or a Change of Control with respect to that Party, under and in accordance with the Atlassian AFL, that Party may assign, novate or otherwise transfer its rights or obligations under this deed, or effect a Change of Control with respect to that Party, to the same person as was approved under and in accordance with the Atlassian AFL, without the prior written consent of the other Parties.
10.Miscellaneous
10.1    Next Business Day
If an event under this deed must occur on a stipulated day which is not a Business Day then the stipulated day will be taken to be the next Business Day.
10.2    Interest
(a)If a Party fails to pay any money by the time required by this deed (Non-Paying Party), the Non-Paying Party must pay interest to the other Party (Receiving Party) at the Default Rate.
(b)Interest will be calculated daily from the due date up to and including the date the Receiving Party receives full payment.
10.3    Waiver and variation
A provision of or a right created under this deed may not be waived or varied except in writing signed by the Party or Parties to be bound.
10.4    Antecedent breaches
The termination of this deed does not affect a Party’s rights in respect of a breach of this deed by the other party before termination.
10.5    Severability
If the whole or any part of a provision of this deed is void, unenforceable or illegal in a jurisdiction it is severed for that jurisdiction. The remainder of this deed has full force and effect and the validity or enforceability of that provision in any other jurisdiction is not affected. This clause 10.5 has no effect if the severance alters the basic nature of this deed.

Deed of Amendment (No.2) to Agreement for Lease	Page 10

10.6    Non-merger
The covenants, conditions, agreements and provisions of this deed which are capable of having effect after Practical Completion will not merge on Practical Completion but will continue to have full force and effect at all times.
10.7    Entire agreement
This deed constitutes the entire agreement of the Parties about its subject matter and supersedes all previous agreements, understandings and negotiations on that subject matter.
10.8    No reliance
The Tenant acknowledges that in entering into this deed it has not relied on any representations or warranties about its subject matter except as expressly provided by this deed.
10.9    Further assurances
Each Party agrees, at its own expense, on the request of another party, to do everything reasonably necessary to give effect to this deed and the transactions contemplated by it, including, but not limited to, the execution of documents.
10.10    Costs
Each Party to this deed must pay its own costs, charges and expenses associated with the preparation, negotiation, execution and completion of this deed and any variation thereof.
10.11    Counterparts
This deed may be executed in any number of counterparts and by the parties on separate counterparts. Each executed counterpart constitutes the deed of each party who has executed and delivered that counterpart.
10.12    Power and capacity warranties
Each Party represents and warrants that:
(a)it has full power and authority to enter into and perform its obligations under this deed;
(b)it has taken all necessary action to authorise the execution, delivery and the performance of this deed and the execution and delivery of this deed will not breach or conflict with any other agreement or undertaking to which it is a party or subject; and
(c)this deed constitutes its legal, valid and binding obligations, enforceable in accordance with its terms.
10.13    Governing law and jurisdiction
(a)This deed is governed by the laws of New South Wales.
(b)Each Party unconditionally and irrevocably submits to the non-exclusive jurisdiction of the courts of New South Wales, and the courts competent to determine appeals from those aforementioned courts, with respect to any legal action or proceedings that may be brought in connection with this deed.
10.14    Electronic signatures
Without limiting clause 10.11, each Party warrants that by entering into this deed, it has unconditionally consented to:
(a)the requirements for a signature under any Laws being satisfied; and
(b)other Parties executing this deed,
by using any method of electronic signature permitted by Law (including DocuSign, Adobe Sign, signing on an electronic device or by digital signature).
10.15    Confirmation

Deed of Amendment (No.2) to Agreement for Lease	Page 11

If this deed is signed by a Party by use of an electronic signature, then that Party:
(a)agrees that other Parties may rely on the electronic signature as having the same force and effect as a handwritten signature; and
(b)unconditionally consents to any method the other Parties use (at their discretion) to identify the signatories and confirm their intention to enter into a binding legal agreement.

Deed of Amendment (No.2) to Agreement for Lease	Page 12

Signing page
EXECUTED as a deed.

Developer
Executed by Dexus Property Services Pty Limited (ABN 66 080 918 252) under Power of Attorney dated 17 December 2021
sign here ►	/s/ James Matthew Hough	/s/ Roger Ian Clarke
	Signature of attorney who declares that the attorney has not received any notice of the revocation of the Power of Attorney	Signature of attorney who declares that the attorney has not received any notice of the revocation of the Power of Attorney
name of attorney	James Matthew Hough	Roger Ian Clarke
sign here ►	/s/ Prerna Sundarjee	/s/ Prerna Sundarjee
	Signature of witness	Signature of witness
name of witness	Prerna Sundarjee	Prerna Sundarjee

Landlord

Executed by
Vertical First Pty Ltd (ABN 50 636 939 985) in its capacity as trustee of the Vertical First Trust (ABN 47 915 597 236)
in accordance with section 127(1) of the Corporations Act 2001 (Cth)
by

sign here ►	/s/ James Matthew Hough	/s/ Roger Ian Clarke
	Signature of attorney who declares that the attorney has not received any notice of the revocation of the Power of Attorney	Signature of attorney who declares that the attorney has not received any notice of the revocation of the Power of Attorney
name of attorney	James Matthew Hough	Roger Ian Clarke
sign here ►	/s/ Prerna Sundarjee	/s/ Prerna Sundarjee
	Signature of witness	Signature of witness
name of witness	Prerna Sundarjee	Prerna Sundarjee

Deed of Amendment (No.2) to Agreement for Lease	Page 13

Tenant
Executed by Atlassian Pty Ltd (ACN 102 443 916) in accordance with section 127(1) of the Corporations Act 2001 (Cth) by
sign here ►	/s/ Gene Chi-Ching Liu	/s/ Stanley Smith Shepard
	Director	Director/Secretary
print name►	Gene Chi-Ching Liu	Stanley Smith Shepard

By signing above, each director or secretary (as applicable) consents to electronic execution of this document (in whole or in part), represents that they hold the position or are the person named with respect to their execution and authorises any other director or secretary (as applicable) to produce a copy of this document bearing his or her signature for the purpose of signing the copy to complete its execution under Section 127 of the Corporations Act 2001. The copy of the signature appearing on the copy so executed is to be treated as his or her original signature.

Financial Guarantor
Executed by Dexus Funds Management Limited (ABN 24 060 920 783) as responsible entity for Dexus Property Trust (ABN 24 595 854 202) under Power of Attorney dated 17 December 2021
sign here ►	/s/ James Matthew Hough	/s/ Roger Ian Clarke
	Signature of attorney who declares that the attorney has not received any notice of the revocation of the Power of Attorney	Signature of attorney who declares that the attorney has not received any notice of the revocation of the Power of Attorney
name of attorney	James Matthew Hough	Roger Ian Clarke
sign here ►	/s/ Prerna Sundarjee	/s/ Prerna Sundarjee
	Signature of witness	Signature of witness
name of witness	/s/ Prerna Sundarjee	/s/ Prerna Sundarjee

Deed of Amendment (No.2) to Agreement for Lease	Page 14

Performance Guarantor
Executed by Dexus Funds Management Limited (ABN 24 060 920 783) as responsible entity for Dexus Operations Trust (ABN 69 645 176 383) under Power of Attorney dated 17 December 2021
sign here ►	/s/ James Matthew Hough	/s/ Roger Ian Clarke
	Signature of attorney who declares that the attorney has not received any notice of the revocation of the Power of Attorney	Signature of attorney who declares that the attorney has not received any notice of the revocation of the Power of Attorney
name of attorney	James Matthew Hough	Roger Ian Clarke
sign here ►	/s/ Prerna Sundarjee	/s/ Prerna Sundarjee
	Signature of witness	Signature of witness
name of witness	/s/ Prerna Sundarjee	/s/ Prerna Sundarjee

Atlassian Guarantor
Executed for and on behalf of Atlassian Corporation, a Delaware corporation
sign here ►	/s/ Scott Farquhar	/s/ Amy Acland
	Authorised Signatory	Witness
print name►	Scott Farquhar	Amy Acland

By signing above, each director or secretary (as applicable) consents to electronic execution of this document (in whole or in part), represents that they hold the position or are the person named with respect to their execution and authorises any other director or secretary (as applicable) to produce a copy of this document bearing his or her signature for the purpose of signing the copy to complete its execution. The copy of the signature appearing on the copy so executed is to be treated as his or her original signature.

Deed of Amendment (No.2) to Agreement for Lease	Page 15

Schedule 1 – Amendments to Atlassian AFL
1.General
To the extent this Schedule 1 identifies any clauses or additions, deletions or amendments to be made to the Atlassian AFL (including the Lease and Retail Lease, being schedules to the Atlassian AFL), then the Atlassian AFL will be read and construed as though those clauses, additions, deletions and amendments are incorporated into the Atlassian AFL.
2.Amendments to the Atlassian AFL
2.1Definitions
The following additional definitions are inserted in clause 1.1 of the Atlassian AFL:

Term	Meaning
Outstanding Fitout Incentive Amount (Limb 1)	from time to time, the amount of the Fitout Incentive Amount less any amount(s) of the Fitout Incentive Amount already paid or allowed by the Developer under clause 13.
Tenant Consultant Costs
all third party costs incurred by the Tenant for consultants and other professional fees and costs associated with the Base Building Modifications, Tenant Services Works, Variation Costs, Limb 2 Recoverable Costs and Fitout Works, whether in an early contracting capacity or otherwise.

Tenant Consultant Costs Cap	has the meaning given in clause 13.2A(b).
2.2Tenant Consultant Costs
A new clause 13.2A is inserted as follows:
'13.2A    Tenant Consultant Costs
(a)    Despite any other provision of this Agreement, the Tenant may at any time, subject to clauses 13.2A(b) and 13.2A(c), elect by notice to the Developer) to apply part of the Outstanding Fitout Incentive Amount (Limb 1) as a contribution to the Tenant Consultant Costs.
(b)    The total aggregate amount claimed as a contribution to the Tenant Consultant Costs must not exceed [***] (Tenant Consultant Costs Cap).
(c)    Provided that the Tenant is not in Unremedied Breach of this Agreement or Unremedied Breach (as that term is defined in the Lease) of the Lease, and subject to clauses 13.2A(b) and 13.3, the Outstanding Fitout Incentive Amount (Limb 1) may be claimed by the Tenant as a progress claim, or a series of progress claims, towards the Tenant Consultant Costs in accordance with clauses 13.2A(d) to 13.2A(g).
(d)    If the Tenant wishes to make a claim towards the Tenant Consultant Costs then, when submitting a claim under clause 13.2A(e), the Tenant must deliver a certificate to the

Deed of Amendment (No.2) to Agreement for Lease	Page 16

Developer from the Tenant’s Representative certifying what part of the Tenant's Consultants Costs the claim relates to, and that the invoiced amounts are reasonable and relate to work completed for the benefit of the Premises and associated with the Base Building Modifications, Tenant Services Works, Variation Costs, Limb 2 Recoverable Costs and Fitout Works.
(e)    With respect to each part of the Tenant Consultant Costs, by the fifth Business Day of a month (but not more frequently than once in the month), the Tenant may deliver to the Developer's Representative a claim for payment of the Outstanding Fitout Incentive Amount (Limb 1) or part thereof, together with:
(1)copies of valid tax invoices addressed to the Tenant and claimed by the Tenant to be part of the Tenant Consultant Costs and which have been used by the Tenant to calculate the proportion of the Outstanding Fitout Incentive Amount (Limb 1) claimed by the Tenant;
(2)bank account details for the Tenant; and
(3)a tax invoice in favour of the Developer in respect of the amounts claimed from the Developer.
(f)    The Developer must within 10 Business Days of receipt by the Developer’s Representative of the information in clause 13.2A(e) pay the amount claimed by the Tenant capped at the lesser of:
(1)the Tenant Consultant Costs Cap less the total aggregate amount already claimed by the Tenant towards the Tenant Consultant Costs as at the date of the claim; and
(2)the Outstanding Fitout Incentive Amount (Limb 1).
(g)    The Developer and the Tenant will instruct the Developer's Representative to provide the following information to the Tenant within 5 Business Days after the documentation required under clause 13.2A(e) is provided by the Tenant to the Landlord:
(1)the original Incentive Amount;
(2)the aggregate of the Incentive Amount applied or taken as at the date the notice is given; and
(3)the Outstanding Fitout Incentive Amount (Limb 1) including any incentive that will be made available to the Tenant as a consequence of any dispute of a payment certificate under clause 12.
2.3Total Incentive Amount
(a)A new clause 13.3(a)(1)(H) is added as follows:

(H) [***]
(b)A new clause 13.3(d) is added as follows:

(d) If the cost of the Tenant Consultant Costs in a payment claim made under clause 13.2A(e) exceeds the Outstanding Fitout Incentive Amount (Limb 1) then:
(i)     the Developer is only responsible for paying, and must pay, the Tenants Consultants Costs up to the lesser of:
(A) the Outstanding Fitout Incentive Amount (Limb 1); and
(B) the Tenant Consultant Costs Cap less the total aggregate amount already claimed by the Tenant towards the Tenant Consultant Costs as at the date of the claim; and
(ii)      to the extent (if any) that the Tenant Consultant Costs in a progress claim made by the Tenant under clause 13.2A(e), exceeds the lesser of:
(A) the Outstanding Fitout Incentive Amount (Limb 1); and
(B) the Tenant Consultant Costs Cap less the total aggregate amount already claimed by the Tenant towards the Tenant Consultant Costs as at the date of the claim, the Tenant must in respect of any of those, and any additional future Tenant Consultant Costs, pay the costs itself.

Deed of Amendment (No.2) to Agreement for Lease	Page 17

2.4Block shifting
(a)Item 14 of Schedule 1 of the Atlassian AFL is deleted and replaced as follows:

14 Date for Practical Completion:	[***]
(b)Item 21 of Schedule 1 of the Atlassian AFL is deleted and replaced as follows:

21 Sunset Date:	[***]
(c)Schedule 7 of the Atlassian AFL is deleted and replaced with the contents of Schedule 2 of this deed.

Deed of Amendment (No.2) to Agreement for Lease	Page 18